Exhibit 13.2
IHS Holding Limited 1 Cathedral Piazza 123 Victoria Street London, SW1E 5BP United Kingdom www.ihstowers.com

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of IHS Holding Limited (the “Company”) on Form 20-F for the year ended December 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Adam Walker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2022	By:	/s/ Adam Walker
Name: Adam Walker
Title: Chief Financial Officer (principal financial officer)